EXHIBIT 10.18

Amendment to Amended and Restated Agreement Between Genentech, Inc.
and F. Hoffmann-La Roche Ltd Regarding Commercialization of Genentech's
Products Outside the United States

            This Amendment to Amended and Restated Agreement Between Genentech, Inc. and F. Hoffmann-La Roche Ltd Regarding Commercialization of Genentech's Products Outside the United States (hereinafter, "Amendment") is made, effective as of March 10, 2000 ("Amendment Effective Date"), by and among F. Hoffmann-La Roche Ltd, Grenzacherstrasse 124, CH 4070 Basel, Switzerland ("ROCHE"), Genentech, Inc., 1 DNA Way, South San Francisco, California USA 94080, Genentech Europe Limited, Reid House, 31 Church Street, Hamilton, Bermuda HM FXV and Genentech Biopharmaceuticals Limited, Reid House, 31 Church Street, Hamilton, Bermuda HM FXV ("GENENTECH").

WHEREAS, ROCHE and GENENTECH have entered into that certain Amended and Restated Agreement Between Genentech, Inc. and F. Hoffmann-La Roche Ltd Regarding Commercialization of Genentech's Products Outside the United States (hereinafter, the "Commercialization Agreement").

WHEREAS, ROCHE now wishes to not commercialize and market in Canada GENENTECH's interferon gamma, Actimmune and to amend the Commercialization Agreement with respect to this.

NOW, THEREFORE, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

  All capitalized terms in this Amendment shall have the meanings given in the Commercialization Agreement unless otherwise expressly defined herein.

  Article 1, Section 5 of the Commercialization Agreement is hereby amended to delete Actimmune interferon gamma from the definition of "Canada Products."

  Except as expressly amended herein above, all of the terms and conditions of the Commercialization Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representative as of the Amendment Effective Date.

GENENTECH, INC.		HOFFMANN-LA ROCHE LTD

By:	/s/ STEPHEN G. JUELSGAARD	By:	/s/ STEFAN ARNOLD

Name:	Stephan G. Juelsgaard	Name:	Stefan Arnold

Title:	Senior Vice President and General Counsel	Title:	Vice Director

		By:	/s/ R. SCHAFFNER

		Name:	R. Schaffner

		Title:	MP Director

GENENTECH EUROPE LIMITED

By:	/s/ LOUIS J. LAVIGNE, JR.

Name:	Louis J. Lavigne, Jr.

Title:	Vice President and Chief Financial Officer

GENENTECH BIOPHARMACEUTICALS LIMITED

By:	/s/ LOUIS J. LAVIGNE, JR.

Name:	Louis J. Lavigne, Jr.

Title:	Vice President and Chief Financial Officer